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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 24, 2003



                                TELOS CORPORATION
               (Exact name of registrant as specified in charter)


        Maryland                     1-8443                     52-0880974
(State of Incorporation)     (Commission File Number)   (I.R.S. Employer ID No.)

    19886 Ashburn Road, Ashburn, Virginia                     20147-2358
   (Address of principle executive offices)                   (Zip Code)


               Registrant's telephone number, including area code
                                 (703) 724-3800

Item 5. Other Events.

        David S. Aldrich resigned as Director of Telos Corporation, a Maryland corporation, on February 24, 2003. Mr. Aldrich has announced his intention to retain the role of CEO of Telos OK, LLC.

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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.


                                                 Telos Corporation

Date:  March 10, 2003                              By: \s\ Thomas J. Ferrara
                                                       ------------------------
                                                       Thomas J. Ferrara
                                                       Chief Financial Officer